UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2011

MAKEMUSIC, INC.

(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

0-26192	41-1716250
(Commission File Number)	(IRS Employer
Identification No.)

7615 Golden Triangle Drive, Suite M

Eden Prairie, Minnesota 55344-3848

(Address of principal executive offices) (Zip Code)

(952) 937-9611

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed by MakeMusic, Inc. (the “Company”) as an amendment to the Current Report on Form 8-K dated December 30, 2011, as filed by the Company with the Securities and Exchange Commission (the “Commission”) on January 5, 2012 (the “Closing 8-K”), to announce the completion of its acquisition of Garritan Corporation (“Garritan”).

This Form 8-K/A amends Item 9.01 of the Closing 8-K to provide the financial statements and pro forma financial information related to the Garritan acquisition as required and within the timeframe provided by Items 9.01(a) and 9.01(b) of Form 8-K. No additional amendments to the Closing 8-K are made by this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements:

The audited financial statements for Garritan as of December 31, 2010 and December 31, 2009 and for the years then ended are attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference to this Form 8-K/A.

The unaudited financial statements for Garritan as of September 30, 2011 and September 30, 2010 and for the nine months then ended are attached as Exhibit 99.3 to this Form 8-K/A and incorporated by reference to this Form 8-K/A.

(b)	Pro forma financial information:

Unaudited pro forma condensed combined financial information for the Company, reflecting the acquisition of Garritan, for the year ended December 31, 2010, and as of September 30, 2011, and for the nine months then ended is attached as Exhibit 99.4 to this Form 8-K/A and incorporated by reference to this Form 8-K/A

(c)	Shell Company Transactions: None

(d)	Exhibits:

23.1        Consent of McGladrey & Pullen, LLP*

99.1        Press Release dated December 30, 2011(1)

99.2        Audited Financial Statements of Garritan as of December 31, 2010 and December 31, 2009 and for the years then ended*

99.3        Unaudited Financial Statements of Garritan as of September 30, 2011 and September 30, 2010 and for the nine months then ended*

99.4        Unaudited Pro Forma Condensed Consolidated Financial Information for the year ended December 31, 2010, and as of September 30, 2011, and for the nine months then ended*

* Filed herewith. (1) Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Commission on January 5, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2012

MAKEMUSIC, INC.

/s/ Karen L. VanDerBosch
Karen L. VanDerBosch
Chief Operating Officer/Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

MAKEMUSIC, INC.

EXHIBIT INDEX TO FORM 8-K/A

Date of Report:	Commission File No.:
December 30, 2011	0-26192

Exhibit No.	ITEM

23.1	Consent of McGladrey LLP*

99.1	Press Release dated December 30, 2011(1)

99.2	Audited Financial Statements of Garritan as of December 31, 2010 and December 31, 2009 and for the years then ended*

99.3	Unaudited Financial Statements of Garritan as of September 30, 2011 and September 30, 2010 and for the nine months then ended*

99.4	Unaudited Pro Forma Condensed Consolidated Financial Information for the year ended December 31, 2010, and as of September 30, 2011, and for the nine months then ended*

*	Filed herewith.
(1)	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Commission on January 5, 2012.